SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 9, 2003
                                                            -----------


                       Blonder Tongue Laboratories, Inc.
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)


        Delaware                      1-14120                    52-1611421
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(State or other jurisdiction      (Commission File            (I.R.S. Employer
       of incorporation)                Number)              Identification No.)



                One Jake Brown Road, Old Bridge, New Jersey 08857
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (732) 679-4000
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------


     On May 9, 2003, Blonder Tongue Laboratories, Inc. (the "Company") announced the appointment of Robert J. Palle, Jr. as President, Eric Skolnik as Senior Vice President, Allen Horvath as Vice President - Manufacturing and Kant Mistry as Vice President Engineering and Chief Technical Officer of the Company, all as set forth in the attached press release included as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)  Not applicable


(b)  Not applicable


(c)  The following exhibits are filed herewith:


     Exhibit 99.1 Press Release dated May 9, 2003.


     Exhibit 99.2 Press Release dated May 15, 2003.


Item 9. Regulation FD Disclosure (Information Provided Under Item 12. Results of
        ------------------------------------------------------------------------
        Operations and Financial Condition)
        -----------------------------------


     The following information is furnished under Item 12. The information required by Item 12 is being furnished pursuant to this Item 9 in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 dated March 27, 2003.

     On May 15, 2003, the Company issued a press release announcing its unaudited financial results for the first quarter ended March 31, 2003. A copy of the press release is attached to this Report as Exhibit 99.2 and is incorporated herein by reference.



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

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLONDER TONGUE LABORATORIES, INC.



                                    By:/s/ James A. Luksch
                                       -----------------------------------------
                                         James A. Luksch
                                         Chief Executive Officer

Date: May 15, 2003








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